Contractual Commitments	12 Months Ended
Dec. 31, 2013
Contractual Commitments

Note 15 Contractual Commitments

In the further development and operation of our commercial global communications satellite system, significant additional expenditures are anticipated. In connection with these and other expenditures, we have assumed a significant amount of long-term debt, as described in Note 12—Long-Term Debt. In addition to these debt and related interest obligations, we have expenditures represented by other contractual commitments. The additional expenditures as of December 31, 2013 and the expected year of payment are as follows (in thousands):

	Satellite Construction and Launch Obligations	Satellite Performance Incentive Obligations	Operating Leases	Sublease Rental Income	Customer and Vendor Contracts	Total
2014	$405,066	$37,834	$8,968	$(418)	$116,799	$568,249
2015	445,013	28,880	14,698	(369)	28,978	517,200
2016	413,079	26,730	14,870	(299)	19,421	473,801
2017	337,509	25,089	13,688	(14)	3,284	379,556
2018	214,099	20,899	13,287	(20)	1,732	249,997
2019 and thereafter	253,176	124,445	148,158	(210)	1,092	526,661

Total contractual commitments	$2,067,942	$263,877	$213,669	$(1,330)	$171,306	$2,715,464

(a) Satellite Construction and Launch Obligations

As of December 31, 2013, we had approximately $2.1 billion of expenditures remaining under our existing satellite construction and launch contracts. Satellite launch and in-orbit insurance contracts related to future satellites to be launched are cancelable up to thirty days prior to the satellite’s launch. As of December 31, 2013, we did not have any non-cancelable commitments related to existing launch insurance or in-orbit insurance contracts for satellites to be launched.

The satellite construction contracts typically require that we make progress payments during the period of the satellite’s construction. The satellite construction contracts contain provisions that allow us to terminate the contracts with or without cause. If terminated without cause, we would forfeit the progress payments and be subject to termination payments that escalate with the passage of time. If terminated for cause, we would be entitled to recover any payments we made under the contracts and certain liquidated damages as specified in the contracts.

(b) Satellite Performance Incentive Obligations

Satellite construction contracts also typically require that we make orbital incentive payments (plus interest as defined in each agreement with the satellite manufacturer) over the orbital life of the satellite. The incentive obligations may be subject to reduction or refund if the satellite fails to meet specific technical operating standards. As of December 31, 2013, we had $263.9 million recorded in relation to satellite performance incentive obligations, including future interest payments.

(c) Operating Leases

We have commitments for operating leases primarily relating to equipment and office facilities, including the New U.S. Administrative Headquarters, for which we entered into an agreement on November 30, 2012, and amended to increase space in 2013, to lease space in a building under construction in McLean, Virginia. The obligation and timing of the New U.S. Administrative Headquarters lease payments are contingent upon the completion of the building and office space. Further, if the building and office space is not complete by the appointed time in 2014, we will continue to lease space at the U.S. Administrative Headquarters Property in Washington, D.C. Leases related to equipment and office facilities contain rental escalation provisions for increases. As of December 31, 2013, the total obligation related to operating leases, net of sublease income on leased facilities and rental income, was $212.3 million. Rental income and sublease income are included in other income (expense), net in the accompanying consolidated statements of operations.

Total rent expense for the years ended December 31, 2011, 2012 and 2013, was $4.9 million, $7.0 million and $13.1 million, respectively.

(d) Customer and Vendor Contracts

We have contracts with certain customers that require us to provide equipment, services and other support during the term of the related contracts. We also have long-term contractual obligations with service providers primarily for the operation of certain of our satellites. As of December 31, 2013, we had commitments under these customer and vendor contracts which totaled approximately $171.3 million related to the provision of equipment, services and other support.